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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form  8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 1, 1996
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                        Sentex Sensing Technology, Inc.
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             (Exact name of registrant as specified in its charter)


New Jersey                       2-13328                    22-2333899
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(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation

                      553 Broad Avenue, Ridgefield, New Jersey 07657
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                   (Address of principal executive offices)

Registrant's telephone number, including area code  (201) 946-3694
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             375 Sylvan Avenue, Englewood Cliffs, New Jersey 07657
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        (Former name or former address, if changed since last report)
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                        SENTEX SENSING TECHNOLOGY, INC.
                           Current Report on Form 8-K




Item 1.  Changes in Control of Registrant.
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   On March 1, 1996, CPS Capital Ltd., an Ohio limited liability company
("CPS") consummated the purchase of 17,606,461 shares of Common Stock of Sentex (the "Shares"), for a total aggregate purchase price of $1,338,091 (the "Stock Purchase"), pursuant to four separate stock purchase agreements (the "Stock Purchase Agreements") dated October 18, 1995, by and between CPS and each of
(i) Amos Linenberg, a former director and past president of Sentex ("Linenberg"), (ii) Joanne Bianco, the former interim president of Sentex ("Bianco"), (iii) Maxine Ganer as Trustee of the Daniele Linenberg Trust, and
(iv) Salvatore Bianco and The Estate of Marie Bianco (collectively the "Stockholders"). The funds used to purchase the Shares were provided from the working capital of CPS.

   CPS is in the business of acquiring control of other companies with the intent of increasing the value of the acquiree. Its business address is 1801 East 9th Street, Cleveland, Ohio 44114.

   Upon consummation of the Stock Purchase, Joseph Bianco (Bianco's brother), Allan Esrine, Matthew Keshishian and Linenberg resigned as directors of Sentex. Bianco, the sole remaining director, then appointed Robert S. Kendall, James G. Few, Julius L. Hess and Ronald Lipson, as new directors of Sentex.

   Mr. Kendall ("Kendall") is the Chairman and President of CPS. Mr. Few is the Vice President and Chief Financial Officer of CPS. Mr. Hess is the Assistant Vice

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President of CPS. Mr. Lipson is an attorney who has served as legal counsel with respect to certain companies contracted by Mr. Kendall. At a meeting of the new Board of Directors on March 1, 1996, Mr. Kendall was elected Chairman of the Board and President and Mr. Few was elected Chief Financial Officer of Sentex.

   In connection with the Stock Purchase, CPS entered into a shareholder agreement with each of Linenberg and Bianco (the "Shareholder Agreements"), pursuant to which CPS obtained voting control of 9,389,204 additional shares of Common Stock of Sentex. As of March 15, 1996, CPS beneficially owned a total of 27,095,665 shares of Common Stock of Sentex, which represents 40.2% of the outstanding shares of Common Stock of Sentex as of November 30, 1995, based on 67,360,081 shares of Common Stock then outstanding. CPS has the sole voting and dispositive power with respect to 17,706,461 of such shares and the sole power to direct the vote with respect to the remaining 9,389,204 of such shares.

   Pursuant to the Shareholder Agreement between CPS and Linenberg (the "Linenberg Shareholder Agreement"), CPS has agreed to allow Linenberg, from March 1, 1996 through February 28, 2001, the right to participate in either (i) a private sale of the Common Stock of Sentex or (ii) a public offering of such Common Stock, each on a pro rata basis with CPS and Bianco (if Bianco elects or is eligible to participate), and each on the same terms and conditions available to CPS.

   From March 1, 1996 through February 28, 1997, pursuant to the Linenberg Shareholder Agreement, Linenberg can require CPS to purchase up to 2,000,000 shares of his Common Stock at $.076 per share. In addition, from September 1, 1997 through February 28, 2001, Linenberg can require CPS to purchase up to 8,389,204 of his shares of Common Stock at $.05 per share, so long as he has not had the opportunity at any





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time after March 1, 1996 to sell at least 5,000,000 of his shares of Common
Stock in an underwritten public offering at a gross price equal to or greater than $.05 per share.

    Pursuant to the Linenberg Shareholder Agreement, Linenberg has agreed not to sell any of his shares of Common Stock from March 1, 1996 through February 28, 1998 without the consent of CPS. From March 1, 1998 through February 28, 2001, Linenberg must give CPS the right to buy his shares of Common Stock before he can sell any of such shares. If Linenberg provides CPS notice (a "Notice") of his intent to sell any of his shares of Common Stock (the "Committed Shares"), then CPS must notify Linenberg within 15 days that it desires to exercise its right to buy the Committed Shares. If the Notice indicates that the Committed Shares are to be sold privately, then CPS must pay Linenberg the price at which Linenberg was to sell the Committed Shares to the private party. If the Notice indicates that Linenberg desires to sell the Committed Shares in the public market, then CPS must pay to Linenberg a price equal to the market price of the Common Stock on the day before CPS received the Notice relating to the Committed Shares. If CPS does not elect to purchase the Committed Shares, Linenberg can sell such Committed Shares for a period of 180 days to any third party.

   Linenberg has provided CPS with an irrevocable proxy with respect to all shares of Common Stock held by him during the term of the Linenberg Shareholder Agreement. As of March 1, 1996, following consummation of the Stock Purchase, Linenberg owned 8,389,204 shares of Common Stock. The Linenberg Shareholder Agreement will terminate on the earlier of February 28, 2001 or the date Kendall ceases to have effective control of Sentex.

   The Shareholder Agreement between CPS and Bianco (the "Bianco Shareholder Agreement") is similar to the Linenberg Shareholder Agreement, but has a





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termination date of February 28, 1998 and does not provide CPS any right to buy or Bianco any right to require CPS to buy any of Bianco's shares of Common Stock. Pursuant to the Bianco Shareholder Agreement, Bianco has agreed not to sell any of her shares of Common Stock without the consent of CPS through February 28, 1998 and has the right to participate in (i) a private sale or
(ii) a public offering, on a pro rata basis with CPS and Linenberg (if he elects or is eligible to participate) through February 28, 1998. Bianco has also provided CPS with an irrevocable proxy with respect to all shares of Common Stock held by her during the term of the Bianco Shareholder Agreement.
As of March 1, 1996, following consummation of the Stock Purchase, Bianco owned 1,000,000 shares of Common Stock. The Bianco Shareholder Agreement will terminate on the earlier of February 28, 1998 or the date Kendall ceases to have effective control of Sentex.

   Upon consummation of the Stock Purchase, Sentex entered into an employment agreement with Linenberg (the "Employment Agreement") and a consulting agreement with Bianco (the "Consulting Agreement").

   Pursuant to the Employment Agreement, Linenberg will serve as the Executive Vice President of Sentex and as the President of Sentex Systems, Inc., a wholly owned operating subsidiary of Sentex, through February 28, 2000.

   Pursuant to the Consulting Agreement, Bianco will be retained as a part-time consultant to Sentex through February 28, 1998.





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   Each of the Stock Purchase Agreements and the Linenberg and Bianco
Shareholder Agreements, have been filed as exhibits to Schedule 13D filed by CPS with the Securities and Exchange Commission on or about March 12, 1996.

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SENTEX SENSING TECHNOLOGY, INC.


                                By: /s/ Robert S. Kendall
                                   -----------------------------
                                   Robert S. Kendall, Chairman
                                   and President



Date:  March 15, 1996





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